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                                                                Exhibit 10.9


    I hereby certify that the exhibit attached hereto is a fair and accurate English translation of the Credit Facility, dated May 12, 1997 between Galaxy Brasil S.A. and Abril S.A.

                                              By: /s/ DOUGLAS DURAN
                                                  ---------------------
                                                      DOUGLAS DURAN
                                                      Attorney-in-fact


Date: October 1, 1997


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                                    LOAN AGREEMENT

By means of this private instrument, on one hand, in the capacity of LENDER, ABRIL S.A., a company with head office located at Avenida Otaviano Alves de Lima, 4.400, in the City of Sao Paulo, State of Sao Paulo, registered as Taxpayer under number 44.597.052/0001-62, and, on the other hand, in the capacity of BORROWER, GALAXY BRASIL S.A., a company with its principal place of business at Rua do Racio, 313, lo. andar, in the City of Sao Paulo, State of Sao Paulo, registered as Taxpayer under number 00.497.373/0001-10, have agreed and contracted as follows:

SECTION 1 - OBJECT OF THE AGREEMENT

LENDER hereby extends to BORROWER the loan duly specified in the table attached hereto, which is made an integral part hereof, pursuant to the provisions set forth in Section 7 hereinbelow; provided, however, that during new disbursements and payments may occur during the life of the Agreement, at the discretion of the parties.

SECTION 2 - EFFECTIVENESS OF THE LOAN

The loan shall be extended to BORROWER by means of a credit in the value of R$840,000.00 (eight hundred and forty thousand Reais) with remittance of duly signed debit notice.

SECTION 3 - ESTABLISHED INTEREST

The value of the loan herein agreed upon pursuant to Section 7 hereinbelow shall be adjusted in accordance with the legal rate duly specified in the spreadsheets attached hereto and made an integral part hereof.

SECTION 4 - SPECIFIC OBLIGATIONS

Evidence of effectiveness of the loan as established herein pursuant to the provisions set forth in Section 2 and 7 hereof, as amended from time to time shall constitute net, clear and enforceable credit instrument for all legal purposes, including bankruptcy, as actual proof of BORROWER'S debt.

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SECTION 5 - BORROWER'S CREDITS

Any eventual credits of BORROWER to LENDER shall be used for immediate purposes of offseting the loan object hereof, in values also adjusted according to the same criterion as established in Section 3 hereof.

SECTION 6 - TERM

This Agreement shall be in force until December 30, 1997 and shall be effective as of the date of its execution, it being established that each new loan made in accordance with the provisions set forth in Section 7 hereinbelow shall be duly specified as to term, value and rate in the relevant spreadsheet.

SECTION 7

If during the term of this Agreement the parties extend new loans to each other, provided that the maturity dates thereof are the same dates provided herein, the parties agree that it shall not be necessary to execute specific agreements for each case, but only to proceed with the filling out and signature by the parties and relevant witnesses of the spreadsheet(s) referred to in Section 1 hereof, defining values, terms and further payment conditions, it being established that, in such event, the loan(s) defined therein shall be governed by the terms, clauses and conditions agreed upon herein, and the relevant spreadsheet referred to herein shall be made an integral part thereof.

FIRST PARAGRAPH - On the date established in the preceding section, as being the termination date of this Agreement, the parties shall determine, based on the spreadsheets, the relevant credits and debts duly adjusted, on which time BORROWER shall pay the remaining balance due and the parties shall grant mutual release of the contracted obligations.

SECOND PARAGRAPH   -  BORROWER is hereby prohibited to make the advance payment, in whole or in part, of the value of the loan, under any title whatsoever.

SECTION 8 - TERMINATION AND PENALTIES

In the event LENDER has to take any judicial or administrative proceedings to receive the amount of the loan, such amount shall be paid added up by all legal additions established in Section 3 hereof, and, for the purposes of calculating interest, monetary correction and further legal penalties, the procedures shall be those established in the documents described in Section 2 hereof.

                                     3

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SECTION 9 - PENALTY

BORROWER and LENDER expressly agree upon a contractual penalty of ten percent (10%) over the debt, notwithstanding any other expenses, such as maintenance commission, including interest and monetary correction as penalty clause, into which the party that violates any legal or contractual obligation hereof shall incur, the aggrieved party being further entitled to deem this agreement duly terminated.

SECTION 10 - RENEWAL

LENDER'S indulgence as regards any violation of any clause hereof shall neither constitute a renewal hereof nor a waiver of any related right.

SECTION 11 - JURISDICTION

The parties elect the Courts of the city of Sao Paulo, especially the "Forum Jovo Mendes Junior" as the exclusive jurisdiction to solve any controversies arising herefrom, waiving any other court however privileged it may be. In witness whereof, the parties hereby declare to accept the provisions established in the clauses and conditions of this Agreement, undertaking to faithfully comply with further legal provisions with respect to the object hereof, and the parties have caused their authorized representatives to execute this Agreement in three (3) counterparts of text.
Sao Paulo May 12, 1997
By ABRIL S.A., LENDER (follow two signatures).
By GALAXY BRASIL S.A., BORROWER (follow two signatures).
Witnesses.

TRANSLATOR'S NOTE: Attached to the Agreement there are four (4) spreadsheets, and due to the difficulty of transcribing same, I am enclosing herewith a copy thereof in Portuguese and translating into English their headings and legends.

1 ST SPREADSHEET TO THE LOAN AGREEMENT - ABRIL-GALAXY
Effective: May 8, 1997                      Termination: December 30, 1997
Lender: Abril S.A.                          Borrower: Galaxy Brasil S.A.
Rate: CETIP + 0.6%
Limit of the Principal Value (without interest): R$25,000,000.00


                                     4

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HEADINGS:
DATA = Date,
VALOR INICIAL = Initial Value
TAXA DE OPERACAO = Operating Rate
CORRECAO UFIR  = Correction at the UFIR (Fiscal Reference Index)
CORRECAO DO VALOR = Monetary Correction of the Value
JUROS = Interest (*)
SUB-TOTAL = Subtotal
ENTRADAS/SAIDAS = Credits/Debts
SALDO FINAL = Final Balance
US$ OF V. ANTERIOR = Previous Value in US$;
US$ OF V. ATUAL = Current Value in US$;
VALOR INICIAL EM US$ OF V. = Initial Value in US$
SALDO FINAL EM US$ OF V.= Final Balance in US$
PERDA/GANHO EM US$ OF V. = Loss/Gain in US$
ENTRADA/SAIDA EM US$ OF V. = Credit/Debt in US$
PRINCIPAL INICIAL = Initial Principal Value
PRINCIPAL ENTRADAS = Credits of Principal Value
PRINCIPAL SAIDAS = Debts of Principal Value
TOTAL PRINCIPAL = Principal Total Value
CORRECAO/JUROS = Monetary Correction/Interest
TOTAL GERAL = Total

Follows signatures of the parties - Abril S.A. (Lender) and Galaxy Brasil S.A. (Borrower).

2ND SPREADSHEET TO THE LOAN AGREEMENT - ABRIL-GALAXY
Effective: May 8, 1997           Termination: December 30, 1997
Lender: Abril S.A.               Borrower: Galaxy Brasil S.A.
Rate: CETIP + 0.6%
Limit of the Principal Value (without interest): R$25,000,000.00

HEADINGS:
DATA = Date,
VALOR INICIAL = Initial Value
TAXA DE OPERACAO = Operating Rate
CORRECAO UFIR  = Correction at the UFIR (Fiscal Reference Index)
CORRECAO DO VALOR = Monetary Correction of the Value
JUROS = Interest (*)
SUB-TOTAL = Subtotal
ENTRADAS/SAIDAS = Credits/Debts
SALDO FINAL = Final Balance
US$ OF V. ANTERIOR = Previous Value in US$;
US$ OF V. ATUAL = Current Value in US$;
VALOR INICIAL EM US$ OF V. = Initial Value in US$

                                      5

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SALDO FINAL EM US$ OF V.= Final Balance in US$
PERDA/GANHO EM US$ OF V. = Loss/Gain in US$
ENTRADA/SAIDA EM US$ OF V. = Credit/Debt in US$
PRINCIPAL INICIAL = Initial Principal Value
PRINCIPAL ENTRADAS = Credits of Principal Value
PRINCIPAL SAIDAS = Debts of Principal Value
TOTAL PRINCIPAL = Principal Total Value
CORRECAO/JUROS = Monetary Correction/Interest
TOTAL GERAL = Total

Follows signatures of the parties - Abril S.A. (Lender) and Galaxy Brasil S.A. (Borrower).

3RD SPREADSHEET TO THE LOAN AGREEMENT - ABRIL-GALAXY
Effective: May 8, 1997                 Termination: December 30, 1997
Lender: Abril S.A.                     Borrower: Galaxy Brasil S.A.
Rate: CETIP + 0.6%
Limit of the Principal Value (without interest): R$60,000,000.00
Funds to be Used: 20,932,312.50

HEADINGS:
DATA = Date,
VALOR INICIAL = Initial Value
TAXA DE OPERACAO = Operating Rate
CORRECAO UFIR  = Correction at the UFIR (Fiscal Reference Index)
CORRECAO DO VALOR = Monetary Correction of the Value
JUROS = Interest (*)
SUB-TOTAL = Subtotal
ENTRADAS/SAIDAS = Credits/Debts
SALDO FINAL = Final Balance
US$ OF V. ANTERIOR = Previous Value in US$;
US$ OF V. ATUAL = Current Value in US$;
VALOR INICIAL EM US$ OF V. = Initial Value in US$
SALDO FINAL EM US$ OF V.= Final Balance in US$
PERDA/GANHO EM US$ OF V. = Loss/Gain in US$
ENTRADA/SAIDA EM US$ OF V. = Credit/Debt in US$
PRINCIPAL INICIAL = Initial Principal Value
PRINCIPAL ENTRADAS = Credits of Principal Value
PRINCIPAL SAIDAS = Debts of Principal Value
TOTAL PRINCIPAL = Principal Total Value
CORRECAO/JUROS = Monetary Correction/Interest
TOTAL GERAL = Total

Follows signatures of the parties - Abril S.A. (Lender) and Galaxy Brasil S.A. (Borrower).

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4TH SPREADSHEET TO THE LOAN AGREEMENT - ABRIL-GALAXY
Effective: May 8, 1997                    Termination: December 30, 1997
Lender: Abril S.A.                        Borrower: Galaxy Brasil S.A.
Rate: CETIP + 0.6%
Limit of the Principal Value (without interest): R$60,000,000.00
Funds to be Used: 20,932,312.50

HEADINGS:
DATA = Date,
VALOR INICIAL = Initial Value
TAXA DE OPERACAO = Operating Rate
CORRECAO UFIR  = Correction at the UFIR (Fiscal Reference Index)
CORRECAO DO VALOR = Monetary Correction of the Value
JUROS = Interest (*)
SUB-TOTAL = Subtotal
ENTRADAS/SAIDAS = Credits/Debts
SALDO FINAL = Final Balance
US$ OF V. ANTERIOR = Previous Value in US$;
US$ OF V. ATUAL = Current Value in US$;
VALOR INICIAL EM US$ OF V. = Initial Value in US$
SALDO FINAL EM US$ OF V.= Final Balance in US$
PERDA/GANHO EM US$ OF V. = Loss/Gain in US$
ENTRADA/SAIDA EM US$ OF V. = Credit/Debt in US$
PRINCIPAL INICIAL = Initial Principal Value
PRINCIPAL ENTRADAS = Credits of Principal Value
PRINCIPAL SAIDAS = Debts of Principal Value
TOTAL PRINCIPAL = Principal Total Value
CORRECAO/JUROS = Monetary Correction/Interest
TOTAL GERAL = Total

Follows signatures of the parties - Abril S.A. (Lender) and Galaxy Brasil S.A. (Borrower).

                                  7